Exhibit 31.3
Certification of Chief Executive Officer
Pursuant to 15 U.S.C. Section 10A, as Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002
I, Samuel M. Inman, III, certify that:
1.    I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Covisint Corporation; and
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

July 27, 2016

By:    /s/ Samuel M. Inman, III
Samuel M. Inman, III
Chief Executive Officer